                                        EXHIBIT 10.26

THIRD AMENDMENT TO
THE MERIT MEDICAL SYSTEMS, INC., 1996 EMPLOYEE STOCK PURCHASE PLAN
AND
SECOND AMENDMENT TO
THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

THIS THIRD AMENDMENT TO THE MERIT MEDICAL SYSTEMS, INC., 1996 EMPLOYEE STOCK PURCHASE PLAN AND SECOND AMENDMENT TO THE MERIT SERVICES NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN (this “Amendment”) is hereby adopted by Merit Medical Systems, Inc., a Utah corporation (the “Company”), effective as of April 7, 2006:

WHEREAS, the Company has adopted and currently maintains the Merit Medical Systems, Inc., 1996 Employee Stock Purchase Plan (the “Qualified Plan”) and the Merit Services Non-Qualified Employee Stock Purchase Plan (the “Non-Qualified Plan” and, together with the Qualified Plan, the “Stock Purchase Plans”) for the benefit of its employees and other permitted participants; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Stock Purchase Plans for the purpose of extending their respective terms for an additional period of ten years; and

WHEREAS, subject to the approval of the shareholders of the Company, which the Board of Directors of the Company intends to seek at the Company’s 2006 Annual Meeting of Shareholders, the Board of Directors hereby amends the Stock Purchase Plans in accordance with the following provisions.

NOW, THEREFORE, subject to approval of the Company’s shareholders, each of the Qualified Plan and the Non-Qualified Plan is hereby amended as follows, effective as of the date hereof:

1. Amendment to Qualified Plan. Section 4.1 of the Qualified Plan is hereby amended to read in its entirety as follows:

4.1    Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of July, October, January and April each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.” The last quarterly Offering under the Plan shall expire on the last business day of June 2016 unless the Plan is extended by amendment prior to that date. Subject to Section 10.1 below, the maximum number of shares that may be issued in any Offering shall be 12,250 shares, plus unissued shares carried over from all prior Offerings under the Plan to the extent the number of shares issued in such prior Offerings was less than the maximum number of shares that could have been offered and issued in such Offerings.

2. Amendment to Non-Qualified Plan. Section 4.1 of the Non-Qualified Plan is hereby amended to read in its entirety as follows:

4.1    Offerings. The Plan will be implemented by quarterly offerings of Common Stock beginning on the first business day of July, October, January and April each year and continuing to the last business day of the calendar quarter in which the Offering commenced. Each such quarterly offering is referred to in the Plan as an “Offering.” The first such Offering shall commence on the first day of April 2001. The last quarterly Offering under the Plan shall expire on the last business day of June 2016 unless the Plan is extended by amendment prior to that date.

3.    Effective Date. This amendment shall be effective as of April 7, 2006 and shall apply to all Offerings under the Plan conducted subsequent to June 30, 2006.

4.    Ratification. In all respects, other than as specifically set forth in Sections 1 and 2 above, the Plans shall remain unaffected by this Amendment, the Plan shall continue in full force and effect, subject to the terms and conditions thereof, and in the event of any conflict, inconsistency, or incongruity between the provisions of this Amendment and any provisions of the Plan the provisions of this Amendment shall in all respects govern and control.

IN TESTIMONY WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of the 7th day of April, 2006.

MERIT MEDICAL SYSTEMS, INC.

By: /s/ Kent W. Stanger
Its: Chief Financial officer
Name: Kent W. Stanger

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